Exhibit 10.56

FIFTH AMENDMENT TO

EMPLOYMENT AGREEMENT

This Fifth Amendment to Employment Agreement (the “Fifth Amendment”) is made and entered into as of April 1, 2000, by and between KENNEDY-WILSON, INC., a Delaware corporation with its principal office located in Beverly -Hills, California (the “Company”), and Freeman A. Lyle, Jr., an individual (“Employee”).

RECITALS

WHEREAS, Company and Employee have entered into that certain Employment Agreement dated as of April 1, 1996, and amended April 1, 1997, April 1, 1998, and April 1, 1999 (the “Agreement”), providing for the employment of Employee by Company pursuant to the terms of such Agreement; and

WHEREAS, Company and Employee have agreed that the terms of the Employment Agreement should be modified to change the Salary and Term of Employment.

AMENDMENT TO AGREEMENT

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Agreement, effective as of April 1, 2000 as follows:

1.                                       The term of this Agreement is extended to December 31, 2000. Therefore, Section 2 of the Agreement is amended such that the termination date of “March 1, 2000” is deleted and the termination date of “December 31, 2000 is inserted in lieu thereof.

2.                                       Section 4 (i) of the Agreement is amended such that Employee’s salary effective April 1, 2000 is equal to $225,000.00 per annum payable on such basis as is the normal payment pattern of the Company, not to be less frequently than monthly, and subject to such deductions and withholdings as Company may from time to time be required to make pursuant to applicable law, governmental regulation or order.

3.                                       Section 4 (iii) is added to the Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Fourth Amendment as of the date first above written.

“COMPANY”
KENNEDY-WILSON INTERNATIONAL
A California Corporation

By:	/s/ William J. McMorrow
Chief Executive Officer

“EMPLOYEE”
/s/ Freeman Lyle Jr.